UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Contravir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55020	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CTRV	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On May 2, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Meeting”).

As of March 15, 2019, the record date for the Meeting, there were  20,722,198 shares of our common stock outstanding (including 222,867 shares of common stock issuable upon conversion of the Series A Preferred Stock).

At the Meeting, the stockholders voted on the following six proposals and cast their votes as follows:

1. To elect the six (6) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Gary S. Jacob, Robert Foster, John P. Brancaccio, Timothy Block, Thomas Adams and Arnold Lippa.

Name	Votes For	Votes Against	Votes Abstained
Gary S. Jacob	4,949,387	0	940,070
Robert Foster	5,110,485	0	778,972
John P. Brancaccio	4,838,316	0	1,050,641
Timothy Block	5,089,531	0	799,926
Thomas Adams	4,825,726	0	1,063,731
Arnold Lippa	4,905,488	0	983,969

2. To approve an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder to 2,837,500 from 1,337,500.

Votes For	Votes Against	Votes Abstained
4,255,256	1,613,428	20,774

3. To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstained
12,828,371	650,601	165,934

4. To authorize an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its issued and outstanding common stock at a specific ratio, within a range of 1-for-20 and 1-for-70, to be determined by the Company’s Board of Directors in its sole discretion and effected, if at all, within one year of the date the proposal is approved by stockholders.

Votes For	Votes Against	Votes Abstained
10,415,394	3,142,623	86,890

5. To approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock that may be issued to Iliad Research and Trading, L.P. (“Iliad”) upon redemption of the outstanding balance (including interest thereon), or any portion thereof, of the convertible promissory notes issued by the Company to Iliad in May 2018

Votes For	Votes Against	Votes Abstained
4,865,918	891,021	132,519

6. To approve, on an advisory basis, the Company’s 2018 named executive officer compensation.

Votes For	Votes Against	Votes Abstained
4,573,534	1,196,698	119,226

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2019

CONTRAVIR PHARMACEUTICALS, INC.

	By:	/s/ Robert Foster
Robert Foster
Chief Executive Officer